SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.

     On April 12, 2004, Terayon Communication Systems, Inc. (Company) issued a press release announcing that Adelphia Communications, Inc. deployed more than 200 Terayon BW DOCSIS™ 2.0 CMTSs. The press release is attached hereto as Exhibit 99.1

     On April 14, 2004, the Company issued a press release announcing its new members of its BP (Broadcast Platform) line of digital video solutions. The press release is attached hereto as Exhibit 99.2.

Item 7. Exhibits.

99.1	Press Release, dated as of April 12, 2004, entitled Adelphia Deploys Terayon’s DOCSIS 2.0 Cable Modem Termination System to Enable New High-Speed Broadband Services.

99.2	Press Release, dated as of April 14, 2004, entitled Terayon Expands Line of Digital Video Solutions for Broadcasters.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Edward Lopez
Edward Lopez
Senior Vice President, General Counsel and Human Resources

Date: April 15, 2004

INDEX OF EXHIBITS

99.1	Press Release, dated as of April 12, 2004, entitled Adelphia Deploys Terayon’s DOCSIS 2.0 Cable Modem Termination System to Enable New High-Speed Broadband Services.

99.2	Press Release, dated as of April 14, 2004, entitled Terayon Expands Line of Digital Video Solutions for Broadcasters.